ACCOUNTS RECEIVABLE, NET	12 Months Ended
Mar. 31, 2026
Receivables [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 3 — ACCOUNTS RECEIVABLE, NET

	As of March 31,
	2025	2026
	RMB	RMB
Accounts receivable	52,845	34,208
Less: Allowance for credit losses	(52,845)	(32,371)
Accounts receivable, net	-	1,837

UTIME LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands, except share data and per share data, or otherwise noted)

NOTE 3 — ACCOUNTS RECEIVABLE, NET (cont.)

The Company estimates expected credit losses on accounts receivable based on historical loss experience, customer-specific information, subsequent collections, current economic conditions and other relevant factors affecting collectability. The movement in the allowance for credit losses was as follows:

	2025	2026
Balance at beginning of year	293	52,845
Additions/(reversal) for the year	52,065	(17,035)
Foreign currency translation difference	487	(3,439)
Balance at the end of year	52,845	32,371

As of March 31, 2025 and 2026, the allowance for credit losses amounted to RMB52.8 million and RMB32.4 million, respectively. The allowance primarily relates to individually assessed receivables from customers experiencing financial difficulties or other circumstances adversely affecting the expected collectability of the related balances. The decrease in the allowance during FY2026 primarily reflects the reduction in gross accounts receivable following collections and write-offs. Management reassessed the remaining receivables as of March 31, 2026 and concluded that the recorded allowance remained appropriate based on the characteristics and expected collectability of the outstanding balances.

Management performs periodic assessments of outstanding receivables, taking into consideration customer-specific information, historical collection experience, subsequent collections and current economic conditions. Based on these assessments, management concluded that the recorded allowance for credit losses was appropriate as of each reporting date.